EXHIBIT 10-J


               SECOND LEASE MODIFICATION AGREEMENT


     THIS SECOND LEASE MODIFICATION AGREEMENT ("Agreement") is made and entered into this 16th day of August, 1994, by and between REAL ESTATE PROPERTIES LIMITED PARTNERSHIP, an Oregon limited partnership ("Landlord"), and FRED MEYER, INC., a Delaware corporation, ("Tenant").

                         R E C I T A L S

     This Agreement is made with reference to the following facts and objectives:

     A. As of October 22, 1986, Landlord (formerly Fred Meyer Real Estate Properties, Ltd.) and Tenant entered into a lease for the real property located at 2200 Baseline Street, Cornelius, Oregon (the "Original Lease"), and more particularly described in the lease. The Original Lease has been amended by Lease Modification Agreement dated February 7, 1992. Such documents are hereinafter collectively referred to as the "Lease".

     B. Landlord and Tenant desire to amend and modify the Lease as set forth below.

     C. Capitalized terms not otherwise defined in this Agreement shall have the same meaning as set forth in the Lease.

     NOW, THEREFORE, in consideration of the foregoing facts and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Landlord and Tenant hereby amend and modify the Lease as follows:

      1.  Term; Fixed Rent.  Schedule A-2 to the Lease is hereby
          ----------------   ------------
deleted and Schedule A-2.1, attached hereto and incorporated
            --------------
herein by reference, is substituted in lieu thereof.

      2.  Effective Date.  The provisions of this Agreement shall
          --------------
be effective as of May 1, 1994.

      4.  Ratification.  Except as herein modified, the Lease is
          ------------
unchanged and remains in full force and effect.

      5.  Successors and Assigns.  Each and all of the covenants,
          ----------------------
terms, agreements and obligations of this Agreement shall extend to and bind and inure to the benefit of the successors and/or assigns of said parties hereto.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the respective dates set opposite their signatures below, but this Agreement on behalf of such party shall be deemed to have been dated as of the date first above written.


                              LANDLORD:

                              REAL ESTATE PROPERTIES
                              LIMITED PARTNERSHIP,
                              an Oregon limited partnership

                              By FMGP Associates,
                                 an Oregon limited partnership,
                                 Its General Partner

                                 By FMGP Incorporated,
                                    a Delaware corporation,
                                    Its General Partner


Date: August 31, 1994         By DAVID W. RAMUS
      ---------                  --------------------------------
                                 David W. Ramus
                                 --------------------------------
                                     (typed or printed name)

                                 Its Vice President
                                     ----------------------------


                              TENANT:

                              FRED MEYER, INC.,
                              a Delaware corporation


Date: August 9, 1994          By SCOTT L. WIPPEL
      --------                   --------------------------------
                                 Scott L. Wippel
                                 --------------------------------
                                     (typed or printed name)

                                 Its Senior Vice President
                                     ----------------------------

                          SCHEDULE A-2.1
           TO LEASE DATED OCTOBER 22, 1986, AS AMENDED,
  BETWEEN REAL ESTATE PROPERTIES LIMITED PARTNERSHIP, LANDLORD,
                   AND FRED MEYER, INC., TENANT


      1.  Primary Term Expiration Date.  December 30, 2012.
          ----------------------------

      2.  Annual Rent During Primary Term.
          -------------------------------

          2.1  Fixed Rent.  The Fixed Rent shall be as follows:

                            Period            Annual Fixed Rent
                            ------            -----------------

               1.  05/01/1994 - 12/31/1997        $475,000
               2.  01/01/1998 - 12/31/2002        $484,462
               3.  01/01/2003 - 12/31/2007        $494,872
               4.  01/01/2008 - 12/31/2012        $506,323

          2.2 Percentage Rent. One-half percent (1/2%) of sales over Eighteen Million Dollars ($18 Million).

      3.  Renewal Options.  Two (2) ten (10)-year Renewal Terms.
          ---------------

      4.  Annual Rent During Renewal Terms.
          --------------------------------

          4.1  Fixed Rent.

               4.1.1 The Fixed Rent during the first Renewal Term shall be Five Hundred Sixty Thousand Dollars ($560,000.00) plus the amount of annual base rent paid under the Underlying Lease in excess of Ninety-Four Thousand Six Hundred Forty-Seven Dollars ($94,647.00);

               4.1.2  The Fixed Rent during the second Renewal
Term shall be Six Hundred Forty-Five Thousand Dollars
($645,000.00) plus the amount of annual base rent paid under the Underlying Lease in excess of Ninety-Four Thousand Six Hundred
Forty-Seven Dollars ($94,647.00).

          4.2 Percentage Rent. One-half percent (1/2%) of sales over Eighteen Million Dollars ($18 Million).